EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aethlon Medical, Inc. (the “Registrant”) on Form 10-K for the fiscal year ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof, I, James B. Frakes, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 1. Based on my knowledge, the Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in such Quarterly Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Aethlon Medical, Inc.

Dated: June 29, 2012	/s/ JAMES B. FRAKES
James B. Frakes
Chief Financial Officer
Aethlon Medical, Inc.